                                                                    EXHIBIT 99.1

                       CERTIFICATES FOR HOME EQUITY LOANS
                                  SERIES 2002-C

       INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

Set forth below is information regarding home equity loan contracts transferred to the trust formed in July 2002, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below includes the initial contracts described in the prospectus supplement dated July 2, 2002, the additional contracts transferred to the trust on the closing date and the subsequent contracts transferred to the trust on August 1, 2002. No more contracts will be transferred to the trust after August 1, 2002. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated July 2, 2002.

              Geographical Distribution of Mortgaged Properties--
                                 Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
                                     Cut-off Date       as of Cut-off Date       Cut-off Date
                                     ------------       -------------------     -------------
Alabama ............................        78            $  4,716,512.31             1.72%
Arizona ............................       124              10,012,014.05             3.64
Arkansas ...........................        38               1,907,933.95             0.69
California .........................       287              27,826,164.58            10.12
Colorado ...........................        35               3,129,534.34             1.14
Connecticut ........................        92               8,198,101.51             2.98
Delaware ...........................         9                 842,007.53             0.31
District of Columbia ...............        10                 322,081.15             0.12
Florida ............................       247              20,370,211.85             7.41
Georgia ............................       118               8,428,819.45             3.07
Idaho ..............................         3                 176,800.00             0.06
Illinois ...........................       130               8,623,330.23             3.14
Indiana ............................        83               5,753,106.06             2.09
Iowa ...............................        75               5,105,988.98             1.86
Kansas .............................        32               1,734,109.83             0.63
Kentucky ...........................        42               2,498,997.22             0.91
Louisiana ..........................        31               1,960,103.02             0.71
Maine ..............................         9                 860,362.03             0.31
Maryland ...........................        52               3,695,914.90             1.34
Massachusetts ......................        40               4,989,252.13             1.81
Michigan ...........................       191              14,689,436.42             5.34
Minnesota ..........................       143               8,559,938.29             3.11
Mississippi ........................        31               1,894,339.65             0.69
Missouri ...........................       104               6,148,297.16             2.24
Montana ............................         6                 584,746.46             0.21
Nebraska ...........................        31               1,795,302.66             0.65
Nevada .............................        38               2,882,010.13             1.05
New Hampshire ......................         7                 701,124.50             0.25
New Jersey .........................        99               8,342,056.48             3.03
New Mexico .........................        13               1,030,262.49             0.37
New York ...........................       138              15,540,398.25             5.65
North Carolina .....................        62               5,794,428.53             2.11
North Dakota .......................         6                 221,147.64             0.08
Ohio ...............................       153              10,156,579.22             3.69
Oklahoma ...........................        48               2,576,743.45             0.94
Oregon .............................         8                 444,407.71             0.16
Pennsylvania .......................       105               6,311,784.17             2.30
Rhode Island .......................        22               2,136,679.44             0.78
South Carolina .....................        71               5,957,332.34             2.17
South Dakota .......................         8                 226,269.74             0.08
Tennessee ..........................        84               5,840,577.82             2.12
Texas ..............................       538              33,415,836.80            12.15
Utah ...............................        13               1,064,227.63             0.39
Vermont ............................         5                 299,262.33             0.11
Virginia ...........................        97               7,098,839.10             2.58
Washington .........................        51               4,263,416.69             1.55
West Virginia ......................         8                 539,985.20             0.20
Wisconsin ..........................        85               4,927,290.80             1.79
Wyoming ............................         6                 384,073.59             0.14
Unknown.............................         1                  21,840.00             0.01
                                         -----            ---------------           ------
Total ..............................     3,707            $274,999,979.81           100.00%
                                         =====            ===============           ======

                       Years of Origination--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Year of Origination                  Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
1997 ...............................         7            $    175,952.84             0.06%
1998 ...............................        11                 420,125.58             0.15
1999 ...............................         2                 119,664.01             0.04
2000 ...............................         3                 249,177.93             0.09
2001 ...............................       213              15,194,865.68             5.53
2002 ...............................     3,471             258,840,193.77            94.12
                                         -----            ---------------           ------
Total ..............................     3,707            $274,999,979.81           100.00%
                                         =====            ===============           ======

              Distribution of Original Loan Amounts--Group I Loans

                                                                                      % of Group I
                                                                                        Loans by
                                                                                       Outstanding
                                             Number of        Aggregate Principal       Principal
                                            Loans as of       Balance Outstanding     Balance as of
Original Loan Amount (in Dollars)          Cut-off Date       as of Cut-off Date       Cut-off Date
--------------------------------           ------------       -------------------     -------------
$ 10,000.00 to $ 19,999.99 ...............       308            $  4,644,669.24             1.69%
$ 20,000.00 to $ 29,999.99 ...............       462              11,431,926.62             4.16
$ 30,000.00 to $ 39,999.99 ...............       460              15,868,023.08             5.77
$ 40,000.00 to $ 49,999.99 ...............       375              16,742,668.06             6.09
$ 50,000.00 to $ 59,999.99 ...............       331              18,004,387.59             6.55
$ 60,000.00 to $ 69,999.99 ...............       294              18,904,425.30             6.87
$ 70,000.00 to $ 79,999.99 ...............       235              17,550,738.21             6.38
$ 80,000.00 to $ 89,999.99 ...............       188              15,821,389.13             5.75
$ 90,000.00 to $ 99,999.99 ...............       167              17,597,784.29             6.40
$100,000.00 to $109,999.99 ...............       133              13,920,545.50             5.06
$110,000.00 to $119,999.99 ...............       107              12,281,925.14             4.47
$120,000.00 to $129,999.99 ...............        91              11,314,725.36             4.11
$130,000.00 to $139,999.99 ...............        92              12,340,008.05             4.49
$140,000.00 to $149,999.99 ...............        68               9,804,836.24             3.57
$150,000.00 to $159,999.99 ...............        65               9,998,986.33             3.64
$160,000.00 to $169,999.99 ...............        59               9,695,849.75             3.53
$170,000.00 to $179,999.99 ...............        36               6,236,451.67             2.27
$180,000.00 to $189,999.99 ...............        31               5,677,440.73             2.06
$190,000.00 to $199,999.99 ...............        22               4,276,461.00             1.56
$200,000.00 to $209,999.99 ...............        23               4,676,416.76             1.70
$210,000.00 to $219,999.99 ...............        21               4,479,433.12             1.63
$220,000.00 to $229,999.99 ...............        20               4,487,343.46             1.63
$230,000.00 to $239,999.99 ...............        10               2,346,408.61             0.85
$240,000.00 to $249,999.99 ...............         8               1,959,002.06             0.71
$250,000.00 to $259,999.99 ...............        14               3,541,902.63             1.29
$260,000.00 to $269,999.99 ...............         8               2,115,601.27             0.77
$270,000.00 to $279,999.99 ...............        12               3,281,548.85             1.19
$280,000.00 to $289,999.99 ...............         5               1,413,764.84             0.51
$290,000.00 to $299,999.99 ...............         9               2,643,232.40             0.96
$300,000.00 to $309,999.99 ...............         1                 299,575.25             0.11
$310,000.00 to $319,999.99 ...............         6               1,888,246.49             0.69
$320,000.00 to $329,999.99 ...............         3                 964,133.78             0.35
$330,000.00 to $339,999.99 ...............         2                 673,500.00             0.24
$340,000.00 to $349,999.99 ...............         4               1,377,796.52             0.50
Greater than or Equal to $350,000.00......        17               6,738,832.48             2.45
                                               -----            ---------------           ------
Total ....................................     3,707            $274,999,979.81           100.00%
                                               =====            ===============           ======

                            Loan Rates--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Range of Loan Rates                  Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
 3.01% to  4.00% ...................         2            $    172,425.59             0.06%
 4.01% to  5.00% ...................         4                 325,591.64             0.12
 5.01% to  6.00% ...................         5                 383,121.13             0.14
 6.01% to  7.00% ...................        11               1,278,498.20             0.46
 7.01% to  8.00% ...................        42               5,031,819.26             1.83
 8.01% to  9.00% ...................        81               7,929,877.07             2.88
 9.01% to 10.00% ...................       120              11,818,146.55             4.30
10.01% to 11.00% ...................       327              32,741,740.15            11.91
11.01% to 12.00% ...................       660              57,113,633.04            20.77
12.01% to 13.00% ...................       871              71,138,857.66            25.87
13.01% to 14.00% ...................       643              42,904,699.85            15.60
14.01% to 15.00% ...................       587              31,086,437.36            11.30
15.01% to 16.00% ...................       225               9,286,316.71             3.38
16.01% to 17.00% ...................        93               3,043,764.24             1.11
17.01% to 18.00% ...................        25                 544,105.65             0.20
18.01% to 19.00% ...................         5                  69,972.58             0.03
19.01% to 20.00% ...................         3                  79,917.68             0.03
20.01% to 21.00% ...................         2                  21,154.34             0.01
22.01% to 23.00% ...................         1                  29,901.11             0.01
                                         -----            ---------------           ------
Total ..............................     3,707            $274,999,979.81           100.00%
                                         =====            ===============           ======

                   Remaining Months to Maturity--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
Months Remaining to                    Number of        Aggregate Principal       Principal
Scheduled Maturity                    Loans as of       Balance Outstanding     Balance as of
as of Cut-off Date                   Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
 31 to  60 .........................        22            $    600,077.35             0.22%
 61 to 120 .........................       204               7,485,472.73             2.72
121 to 180 .........................       635              31,764,057.48            11.55
181 to 240 .........................       847              37,816,982.32            13.75
241 to 300 .........................       250              18,134,498.43             6.59
301 to 360 .........................     1,749             179,198,891.50            65.16
                                         -----            ---------------           ------
Total ..............................     3,707            $274,999,979.81           100.00%
                                         =====            ===============           ======

                          Lien Position--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Position                             Cut-off Date       as of Cut-off Date       Cut-off Date
--------                             ------------       -------------------     -------------
First ..............................     2,330            $214,872,313.31            78.14%
Second .............................     1,370              59,808,766.24            21.75
Third ..............................         7                 318,900.26             0.12
                                         -----            ---------------           ------
Total ..............................     3,707            $274,999,979.81           100.00%
                                         =====            ===============           ======

                   Combined Loan-to-Value Ratio--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Combined Loan-to-Value Ratio         Cut-off Date       as of Cut-off Date       Cut-off Date
----------------------------         ------------       -------------------     -------------
 5.001% to  10.000% ................         3            $     91,936.46             0.03%
10.001% to  15.000% ................         6                 133,493.51             0.05
15.001% to  20.000% ................         6                 235,776.88             0.09
20.001% to  25.000% ................         9                 251,042.31             0.09
25.001% to  30.000% ................        18                 877,349.97             0.32
30.001% to  35.000% ................        17                 575,250.32             0.21
35.001% to  40.000% ................        17                 593,793.52             0.22
40.001% to  45.000% ................        23               1,230,536.60             0.45
45.001% to  50.000% ................        33               1,338,733.41             0.49
50.001% to  55.000% ................        34               1,725,892.62             0.63
55.001% to  60.000% ................        57               3,731,744.33             1.36
60.001% to  65.000% ................        69               4,042,632.75             1.47
65.001% to  70.000% ................       147              10,731,717.65             3.90
70.001% to  75.000% ................       252              18,834,847.66             6.85
75.001% to  80.000% ................       511              40,454,159.95            14.71
80.001% to  85.000% ................       352              28,907,196.59            10.51
85.001% to  90.000% ................       605              49,711,576.20            18.08
90.001% to  95.000% ................       660              51,091,611.35            18.58
95.001% to 100.000% ................       888              60,440,687.73            21.98
                                         -----            ---------------           ------
Total ..............................     3,707            $274,999,979.81           100.00%
                                         =====            ===============           ======

              Geographical Distribution of Mortgaged Properties--
                                 Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
                                     Cut-off Date       as of Cut-off Date       Cut-off Date
                                     ------------       -------------------     -------------
Alabama ............................        44            $  4,349,851.98             2.17%
Arizona ............................        65               8,159,811.10             4.08
Arkansas ...........................        13                 793,227.69             0.40
California .........................        67              13,745,258.43             6.87
Colorado ...........................        22               3,301,751.51             1.65
Connecticut ........................        38               5,929,940.13             2.96
Delaware ...........................         1                 144,690.77             0.07
Florida ............................       141              17,120,643.31             8.56
Georgia ............................       106              13,865,035.04             6.93
Idaho ..............................         2                 219,461.47             0.11
Illinois ...........................        72               9,554,771.88             4.78
Indiana ............................        41               3,044,590.91             1.52
Iowa ...............................        55               4,353,228.96             2.18
Kansas .............................        14                 859,457.95             0.43
Kentucky ...........................        25               2,306,571.32             1.15
Louisiana ..........................        13                 815,654.61             0.41
Maine ..............................         7                 532,844.75             0.27
Maryland ...........................        26               3,242,370.95             1.62
Massachusetts ......................        18               3,470,148.80             1.74
Michigan ...........................        57               4,641,386.13             2.32
Minnesota ..........................        65               8,105,028.82             4.05
Mississippi ........................        10                 680,474.99             0.34
Missouri ...........................        62               5,182,141.28             2.59
Montana ............................         1                  51,301.10             0.03
Nebraska ...........................         9                 586,610.47             0.29
Nevada .............................        19               2,704,030.86             1.35
New Hampshire ......................         6                 865,276.05             0.43
New Jersey .........................        33               4,693,094.76             2.35
New Mexico .........................         5                 852,612.28             0.43
New York ...........................        26               2,904,760.49             1.45
North Carolina .....................        40               4,523,363.03             2.26
North Dakota .......................         4                 416,376.41             0.21
Ohio ...............................        78               6,959,019.62             3.48
Oklahoma ...........................        23               1,618,639.03             0.81
Oregon .............................         6                 707,952.21             0.35
Pennsylvania .......................        49               3,856,657.36             1.93
Rhode Island .......................        11               1,655,486.33             0.83
South Carolina .....................        17               1,721,281.49             0.86
South Dakota .......................         4                 597,737.19             0.30
Tennessee ..........................        90               9,330.898.89             4.67
Texas ..............................       306              28,026,482.41            14.01
Utah ...............................         4                 477,418.97             0.24
Vermont ............................         1                 105,000.00             0.05
Virginia ...........................        45               6,424,724.43             3.21
Washington .........................        24               3,075,305.16             1.54
West Virginia ......................         2                 114,770.60             0.06
Wisconsin ..........................        34               3,083,171.35             1.54
Wyoming ............................         3                 229,387.30             0.11
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,750.57           100.00%
                                         =====            ===============           ======

                      Years of Origination--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Year of Origination                  Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
1996 ...............................         1            $    124,332.02             0.06%
1997 ...............................         1                 206,468.51             0.10
1998 ...............................         4                 263,671.66             0.13
1999 ...............................         5                 552,759.41             0.28
2000 ...............................         5                 385,844.03             0.19
2001 ...............................       451              38,854,252.87            19.43
2002 ...............................     1,337             159,612,372.07            79.81
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,700.57           100.00%
                                         =====            ===============           ======

              Distribution of Original Loan Amounts--Group II Loans

                                                                                      % of Group II
                                                                                        Loans by
                                                                                       Outstanding
                                             Number of        Aggregate Principal       Principal
                                            Loans as of       Balance Outstanding     Balance as of
Original Loan Amount (in Dollars)          Cut-off Date       as of Cut-off Date       Cut-off Date
--------------------------------           ------------       -------------------     -------------
$ 10,000.00 to $ 19,999.99 ...............         1            $     19,000.00             0.01%
$ 20,000.00 to $ 29,999.99 ...............        47               1,223,535.75             0.61
$ 30,000.00 to $ 39,999.99 ...............       119               4,196,472.89             2.10
$ 40,000.00 to $ 49,999.99 ...............       192               8,568,770.04             4.28
$ 50,000.00 to $ 59,999.99 ...............       103               5,619,332.59             2.81
$ 60,000.00 to $ 69,999.99 ...............       140               9,003,653.03             4.50
$ 70,000.00 to $ 79,999.99 ...............       136              10,156,742.08             5.08
$ 80,000.00 to $ 89,999.99 ...............       126              10,552,538.76             5.28
$ 90,000.00 to $ 99,999.99 ...............       111              10,505,194.36             5.25
$100,000.00 to $109,999.99 ...............       111              11,575,639.15             5.79
$110,000.00 to $119,999.99 ...............        88              10,053,197.15             5.03
$120,000.00 to $129,999.99 ...............        98              12,123,843.19             6.06
$130,000.00 to $139,999.99 ...............        75              10,034,447.99             5.02
$140,000.00 to $149,999.99 ...............        64               9,220,817.84             4.61
$150,000.00 to $159,999.99 ...............        70              10,791,250.20             5.40
$160,000.00 to $169,999.99 ...............        64              10,452,255.49             5.23
$170,000.00 to $179,999.99 ...............        31               5,396,113.51             2.70
$180,000.00 to $189,999.99 ...............        24               4,437,094.80             2.22
$190,000.00 to $199,999.99 ...............        21               4,065,163.94             2.03
$200,000.00 to $209,999.99 ...............        24               4,897,186.83             2.45
$210,000.00 to $219,999.99 ...............        17               3,624,130.30             1.81
$220,000.00 to $229,999.99 ...............        24               5,367,438.03             2.68
$230,000.00 to $239,999.99 ...............        13               3,065,060.14             1.53
$240,000.00 to $249,999.99 ...............        13               3,190,957.27             1.60
$250,000.00 to $259,999.99 ...............        13               3,312,697.09             1.66
$260,000.00 to $269,999.99 ...............         6               1,596,917.20             0.80
$270,000.00 to $279,999.99 ...............         2                 545,160.67             0.27
$280,000.00 to $289,999.99 ...............         6               1,710,377.94             0.86
$290,000.00 to $299,999.99 ...............         4               1,169,691.53             0.58
$300,000.00 to $309,999.99 ...............         8               2,427,764.33             1.21
$310,000.00 to $319,999.99 ...............         6               1,875,796.41             0.94
$320,000.00 to $329,999.99 ...............         3                 961,642.74             0.48
$330,000.00 to $339,999.99 ...............         3                 994,587.21             0.50
$340,000.00 to $349,999.99 ...............         3               1,026,723.99             0.51
Greater than or Equal to $350,000,00 .....        38              16,238,506.13             8.12
                                               -----            ---------------           ------
Total ....................................     1,804            $199,999,700.57           100.00%
                                               =====            ===============           ======

                       Current Loan Rates--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Range of Loan Rates                  Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
 6.01% to  7.00% ...................         5            $    584,986.90             0.29%
 7.01% to  8.00% ...................       105              14,475,548.38             7.24
 8.01% to  9.00% ...................       470              55,969,899.84            27.98
 9.01% to 10.00% ...................       667              73,145,782.39            36.57
10.01% to 11.00% ...................       377              38,918,066.18            19.46
11.01% to 12.00% ...................       125              11,619,716.11             5.81
12.01% to 13.00% ...................        42               4,391,341.30             2.20
13.01% to 14.00% ...................        11                 707,274.84             0.35
14.01% to 15.00% ...................         2                 187,084.63             0.09
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,700.57           100.00%
                                         =====            ===============           ======

                  Remaining Months to Maturity--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
Months Remaining to                    Number of        Aggregate Principal       Principal
Scheduled Maturity                    Loans as of       Balance Outstanding     Balance as of
as of Cut-off Date                   Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
 61 to 120 .........................         1            $     49,218.28             0.02%
121 to 180 .........................         7                 709,542.41             0.35
181 to 240 .........................         1                  31,573.46             0.02
241 to 300 .........................         1                 124,332.02             0.06
301 to 360 .........................     1,794             199,085,034.40            99.54
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,700.57           100.00%
                                         =====            ===============           ======

                  Combined Loan-to-Value Ratio--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Combined Loan-to-Value Ratio         Cut-off Date       as of Cut-off Date       Cut-off Date
----------------------------         ------------       -------------------     -------------
10.001% to  15.000% ................         1            $     29,987.69             0.01%
15.001% to  20.000% ................         1                  34,792.54             0.02
20.001% to  25.000% ................         3                 164,617.76             0.08
25.001% to  30.000% ................         5                 227,661.77             0.11
30.001% to  35.000% ................         6                 280,847.30             0.14
35.001% to  40.000% ................         8                 377,233.01             0.19
40.001% to  45.000% ................         8                 365,949.72             0.18
45.001% to  50.000% ................        18               1,121,581.47             0.56
50.001% to  55.000% ................        23               1,414,235.09             0.71
55.001% to  60.000% ................        35               2,752,374.45             1.38
60.001% to  65.000% ................        39               3,502,371.57             1.75
65.001% to  70.000% ................       114              12,806,141.47             6.40
70.001% to  75.000% ................       146              15,261,772.50             7.63
75.001% to  80.000% ................       367              34,757,243.19            17.38
80.001% to  85.000% ................       167              19,561,287.44             9.78
85.001% to  90.000% ................       272              31,858,409.06            15.93
90.001% to  95.000% ................       365              44,236,759.91            22.12
95.001% to 100.000% ................       226              31,246,434.63            15.62
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,700.57           100.00%
                                         =====            ===============           ======

                  Month of Next Rate Adjustment--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Month of Next Rate Adjustment        Cut-off Date       as of Cut-off Date       Cut-off Date
-----------------------------        ------------       -------------------     -------------
June 2002 ..........................         1            $     49,330.91             0.02%
July 2002 ..........................         2                 299,606.55             0.15
August 2002 ........................         5                 479,879.05             0.24
September 2002 .....................         4                 234,598.86             0.12
October 2002 .......................         4                 294,395.48             0.15
November 2002 ......................         4                 799,386.57             0.40
December 2002 ......................         3                 818,790.68             0.41
January 2003 .......................         2                 215,200.00             0.11
March 2003 .........................         1                 301,887.59             0.15
April 2003 .........................       139              11,632,462.91             5.82
May 2003 ...........................        66               2,817,844.81             1.41
June 2003 ..........................         4                 129,421.61             0.06
July 2003 ..........................        48               1,981,616.30             0.99
August 2003 ........................        15                 964,173.00             0.48
September 2003 .....................         4                 784,576.13             0.39
October 2003 .......................        10               1,471,269.84             0.74
November 2003 ......................        34               4,305,970.46             2.15
December 2003 ......................        62               8,750,485.45             4.38
January 2004 .......................        76               8,948,014.32             4.47
February 2004 ......................       112              13,861,023.72             6.93
March 2004 .........................       129              15,293,386.15             7.65
April 2004 .........................       271              31,698,874.14            15.85
May 2004 ...........................       326              39,089,598.28            19.54
June 2004 ..........................       278              33,685,384.82            16.84
July 2004 ..........................       178              18,307,901.97             9.15
August 2004 ........................         1                  45,172.38             0.02
November 2004 ......................         4                 396,507.87             0.20
December 2004 ......................         4                 319,668.98             0.16
January 2005 .......................         3                 560,474.69             0.28
February 2005 ......................         4                 285,860.78             0.14
March 2005 .........................         3                 359,124.64             0.18
April 2005 .........................         4                 450,861.63             0.23
May 2005 ...........................         2                 205,950.00             0.10
June 2005 ..........................         1                 161,000.00             0.08
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,700.57           100.00%
                                         =====            ===============           ======

                  Distribution of Gross Margin--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Gross Margin                         Cut-off Date       as of Cut-off Date       Cut-off Date
------------                         ------------       -------------------     -------------
Equal to 0.000% ....................        12            $  1,308,700.83             0.65%
0.751% to  1.000% ..................         1                 142,206.68             0.07
2.751% to  3.000% ..................         2                 102,363.59             0.05
3.001% to  3.250% ..................         4                 180,363.24             0.09
3.251% to  3.500% ..................         1                 151,734.38             0.08
3.501% to  3.750% ..................         3                 234,099.36             0.12
3.751% to  4.000% ..................         9                 565,504.35             0.28
4.001% to  4.250% ..................         8                 320,771.93             0.16
4.251% to  4.500% ..................        17               1,091,834.06             0.55
4.501% to  4.750% ..................        22               1,493,895.63             0.75
4.751% to  5.000% ..................        26               3,198,706.07             1.60
5.001% to  5.250% ..................        40               2,601,930.68             1.30
5.251% to  5.500% ..................        47               5,381,919.15             2.69
5.501% to  5.750% ..................        43               3,924,502.52             1.96
5.751% to  6.000% ..................        43               4,051,881.09             2.03
6.001% to  6.250% ..................        34               3,859,389.09             1.93
6.251% to  6.500% ..................        53               6,001,975.18             3.00
6.501% to  6.750% ..................        51               5,742,810.47             2.87
6.751% to  7.000% ..................        77               9,731,553.94             4.87
7.001% to  7.250% ..................        68               6,637,382.14             3.32
7.251% to  7.500% ..................       116              15,219,046.88             7.61
7.501% to  7.750% ..................       134              15,310,931.11             7.66
7.751% to  8.000% ..................       139              15,418,195.70             7.71
8.001% to  8.250% ..................       105              11,375,423.51             5.69
8.251% to  8.500% ..................       141              15,899,599.67             7.95
8.501% to  8.750% ..................       132              14,826,680.86             7.41
8.751% to  9.000% ..................       104              12,560,857.98             6.28
9.001% to  9.250% ..................        76               9,012,780.13             4.51
9.251% to  9.500% ..................        82               8,853,119.73             4.43
9.501% to  9.750% ..................        54               6,189,935.47             3.09
9.751% to 10.000% ..................        52               6,703,060.35             3.35
Greater than or Equal to 10.001% ...       108              11,906,544.80             5.95
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,700.57           100.00%
                                         =====            ===============           ======

                  Maximum Loan Rates--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Maximum Loan Rates                   Cut-off Date       as of Cut-off Date       Cut-off Date
------------------                   ------------       -------------------     -------------
 8.001% to  8.250% .................         1            $    179,083.82             0.09%
 8.751% to  9.000% .................         1                 247,030.10             0.12
 9.251% to  9.500% .................         1                  31,573.46             0.02
10.751% to 11.000% .................         1                 126,178.15             0.06
11.251% to 11.500% .................         2                 117,481.20             0.06
11.501% to 11.750% .................         3                 213,073.05             0.11
12.001% to 12.250% .................         1                 152,675.66             0.08
12.251% to 12.500% .................         1                 165,479.26             0.08
12.501% to 12.750% .................         1                  78,770.08             0.04
12.751% to 13.000% .................         4                 378,975.90             0.19
13.001% to 13.250% .................         9               1,224,157.94             0.61
13.251% to 13.500% .................        17               1,824,576.79             0.91
13.501% to 13.750% .................        23               2,915,594.39             1.46
13.751% to 14.000% .................        49               6,756,079.84             3.38
14.001% to 14.250% .................        50               6,333,171.56             3.17
14.251% to 14.500% .................        82              10,575,393.26             5.29
14.501% to 14.750% .................       131              15,324,778.65             7.66
14.751% to 15.000% .................       190              21,404,139.40            10.70
15.001% to 15.250% .................       145              15,316,960.99             7.66
15.251% to 15.500% .................       172              19,406,825.73             9.70
15.501% to 15.750% .................       175              19,172,090.93             9.59
15.751% to 16.000% .................       159              17,471,870.36             8.74
16.001% to 16.250% .................        88               9,382,296.04             4.69
16.251% to 16.500% .................       119              13,500,015.77             6.75
16.501% to 16.750% .................        93               9,580,365.84             4.79
16.751% to 17.000% .................        87               8,764,462.85             4.38
17.001% to 17.250% .................        48               4,506,927.99             2.25
17.251% to 17.500% .................        43               4,008,975.28             2.00
17.501% to 17.750% .................        23               2,010,393.56             1.01
17.751% to 18.000% .................        29               3,649,024.01             1.82
18.001% to 18.250% .................        18               1,422,141.24             0.71
18.251% to 18.500% .................        11               1,146,053.57             0.57
18.501% to 18.750% .................        11               1,563,594.50             0.78
18.751% to 19.000% .................         2                  95,819.93             0.05
19.001% to 19.250% .................         3                 160,432.75             0.08
19.251% to 19.500% .................         4                 447,701.28             0.22
19.501% to 19.750% .................         3                 114,509.12             0.06
19.751% to 20.000% .................         2                  43,941.69             0.02
20.001% to 20.250% .................         2                 187,084.63             0.09
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,700.57           100.00%
                                         =====            ===============           ======

                  Minimum Loan Rates--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Minimum Loan Rates                   Cut-off Date       as of Cut-off Date       Cut-off Date
------------------                   ------------       -------------------     -------------
 5.501% to  5.750% .................         1            $    143,920.80             0.07%
 5.751% to  6.000% .................         4                 590,045.97             0.30
 6.001% to  6.250% .................         1                 103,434.00             0.05
 6.251% to  6.500% .................         2                 288,479.26             0.14
 6.501% to  6.750% .................         2                 139,416.34             0.07
 6.751% to  7.000% .................         4                 797,946.56             0.40
 7.001% to  7.250% .................        12               1,632,384.02             0.82
 7.251% to  7.500% .................        24               3,276,051.54             1.64
 7.501% to  7.750% .................        25               3,366,933.71             1.68
 7.751% to  8.000% .................        54               7,465,651.55             3.73
 8.001% to  8.250% .................        51               6,898,300.29             3.45
 8.251% to  8.500% .................        83              10,333,722.41             5.17
 8.501% to  8.750% .................       142              16,441,306.36             8.22
 8.751% to  9.000% .................       194              22,322,738.65            11.16
 9.001% to  9.250% .................       146              15,149,272.35             7.57
 9.251% to  9.500% .................       173              19,281,576.38             9.64
 9.501% to  9.750% .................       172              18,327,075.62             9.16
 9.751% to 10.000% .................       165              18,530,205.02             9.27
10.001% to 10.250% .................        85               8,975,864.05             4.49
10.251% to 10.500% .................       117              12,870,961.38             6.44
10.501% to 10.750% .................        92               9,359,762.42             4.68
10.751% to 11.000% .................        75               6,799,235.01             3.40
11.001% to 11.250% .................        45               3,953,046.15             1.98
11.251% to 11.500% .................        37               3,394,381.48             1.70
11.501% to 11.750% .................        20               1,664,533.55             0.83
11.751% to 12.000% .................        23               2,607,754.93             1.30
12.001% to 12.250% .................        20               1,782,367.01             0.89
12.251% to 12.500% .................        10               1,017,844.56             0.51
12.501% to 12.750% .................        10               1,495,309.80             0.75
12.751% to 13.000% .................         2                  95,819.93             0.05
13.001% to 13.250% .................         2                 101,122.75             0.05
13.251% to 13.500% .................         4                 447,701.28             0.22
13.501% to 13.750% .................         3                 114,509.12             0.06
13.751% to 14.000% .................         2                  43,941.69             0.02
14.001% to 14.250% .................         2                 187,084.63             0.09
                                         -----            ---------------           ------
Total ..............................     1,804            $199,999,700.57           100.00%
                                         =====            ===============           ======